EXHIBIT 10.4

                               AMENDMENT AGREEMENT


          THIS AMENDMENT AGREEMENT, dated as of December 22, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Amendment"), is made by and among ASSOCIATED MATERIALS INCORPORATED, a corporation organized and existing under the laws of Delaware ("AMI" or the "U.S. Borrower"), GENTEK BUILDING PRODUCTS LIMITED, a corporation organized and existing under the laws of Ontario, Canada ("Gentek" or the "Canadian Borrower" and, together with the U.S. Borrower, each a "Borrower" and collectively the "Borrowers"), ASSOCIATED MATERIALS HOLDINGS INC., a corporation organized and existing under the laws of Delaware ("Holdings"), AMH HOLDINGS, INC., a corporation organized and existing under the laws of Delaware ("Superholdco"), the various financial institutions and other Persons with a Commitment under the Second Amended and Restated Credit Agreement (as defined below) (the "Lenders"), UBS AG, STAMFORD BRANCH, as administrative agent for the U.S. facility (in such capacity, the "U.S. Administrative Agent"), Canadian Imperial Bank of Commerce, as administrative agent for the Canadian Revolving Loan Lenders under the Canadian facility (in such capacity, the "Canadian Administrative Agent" and, together with the U.S. Administrative Agent, the "Administrative Agents"), CITIGROUP GLOBAL MARKETS INC., as syndication agent (in such capacity, the "Syndication Agent"), GENERAL ELECTRIC CAPITAL CORPORATION and NATIONAL CITY BANK, as co-documentation agents (in such capacity, the "Co-Documentation Agents"), and UBS SECURITIES LLC and CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arrangers (in such capacity, the "Joint Lead Arrangers").

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, Superholdco and certain other parties named therein entered into that certain stock purchase agreement, dated as of December 5, 2004, as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof and thereof (the "Stock Purchase Agreement") pursuant to which certain affiliated entities of Investcorp S.A. ("Investcorp") and other international investors will acquire, in the aggregate, a 50% voting and economic interest in Superholdco (the "Equity Investment"), which in turn shall be contributed to the equity of AMH Holdings II, Inc. ("Parentholdco") for 50% of the voting and economic interest of Parentholdco (the "Recapitalization");

          WHEREAS, AMI, Holdings, certain Lenders party thereto (the "Original Lenders"), UBS Securities LLC and Credit Suisse First Boston Corporation, as joint lead arrangers, Credit Suisse First Boston, Cayman Islands Branch, as syndication agent, CIBC World Markets Corp., as documentation agent and UBS AG, Stamford Branch, as administrative agent for the Original Lenders, entered into that certain Amended and Restated Credit Agreement, dated as of August 29, 2003 and amended on March 19, 2004 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Original Credit Agreement"), pursuant to which the Original Lenders made certain loans to the Borrowers (the "Original Loans");

          WHEREAS, the Obligations (as defined in the Original Credit Agreement, hereinafter the "Original Obligations") of AMI and the other Obligors under the Original Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement, such
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other Loan Documents hereinafter the "Original Collateral Documents") are secured by certain collateral (hereinafter the "Original Collateral") and are guaranteed or supported or otherwise benefited by the Original Collateral Documents;

          WHEREAS, immediately prior to the Amendment Effective Date, Term Loans (as defined in the Original Credit Agreement) in the aggregate principal amount of $133,000,000 were outstanding under the Original Credit Agreement (the "Original Term Loans");

          WHEREAS, the parties hereto wish to amend and restate the Original Credit Agreement in its entirety to allow for transactions (collectively, the "Transactions") which (a) provide for new senior secured term loans to the Borrowers in an aggregate principal amount of $175,000,000 (a portion of which shall be applied to the repayment of the Original Term Loans), (b) permit the Equity Investment, (c) reduce by 0.50% the Applicable Margin with respect to each Term Loan, (d) permit Holdings, Borrowers and subsidiaries to make certain Restricted Payments to (1) so long as no Default then exists or would arise therefrom, make regularly scheduled interest payments required to be made on the Parentholdco Notes (as defined below) and (2) make payments of such other amounts required to be paid after the fifth anniversary of the issuance of the Parentholdco Notes to avoid any "applicable high yield discount obligations", in each case to the extent such payments are permitted by the Senior Subordinated
Note Indenture and the Superholdco Senior Discount Note Indenture, (e) extend the U.S. Revolving Loan Commitment Termination Date and the Canadian Revolving Loan Commitment Termination Date to April 19, 2009, (f) permit the following additional Restricted Payments: (x) a special bonus payment of $22.0 million (the "Special Bonus") to the U.S. Borrower's management consisting of approximately $14.0 million at the Amendment Effective Date and $8.0 million thereafter and (y) Parentholdco dividend on its Common Stock of up to $94,406,123 (the "Transactions Dividend") of which an aggregate amount of $33,712,500 shall be payable in the form of one or more interest bearing promissory notes of Parentholdco, and (g) privately place the Parentholdco Notes without requiring a repayment of the Loans (as defined below), in each case, on and subject to the terms and conditions of this Amendment and the Second Amended and Restated Credit Agreement;

          WHEREAS, the parties hereto intend that (a) the Original Obligations which remain unpaid and outstanding as of the Amendment Effective Date shall continue to exist under this Amendment on the terms set forth herein, (b) the loans under the Original Credit Agreement (other than the Original Term Loans repaid on the Amendment Effective Date) outstanding as of the date hereof shall be Loans under and as defined in the Second Amended and Restated Credit Agreement on the terms set forth therein, (c) any letters of credit outstanding under the Original Credit Agreement as of the date hereof shall be U.S. Letters of Credit under and as defined in the Second Amended and Restated Credit Agreement and (d) the Original Collateral and the Original Collateral Documents shall continue to secure, guarantee, support and otherwise benefit the Original Obligations as well as the other Obligations of the Borrowers and the other Obligors under the Second Amended and Restated Credit Agreement and the other Loan Documents thereunder;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

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                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.1 Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

          "Administrative Agents" is defined in the preamble.

          "Amendment" is defined in the preamble.

          "Amendment Effective Date" is defined in Article III.

          "AMI" is defined in the preamble.

          "Authorized Officer" is defined in Section 3.3.

          "Borrowers" is defined in the preamble.

          "Canadian Administrative Agent" is defined in the preamble.

          "Canadian Borrower" is defined in the preamble.

          "Citigroup" means Citicorp North America, Inc. and/or any affiliate thereof, including Citigroup Global Markets Inc.

          "Co-Documentation Agents" is defined in the preamble.

          "Commitment Letter" means that certain Commitment Letter, dated December 6, 2004 among UBS Loan Finance LLC, UBS Securities LLC, Citicorp North America, Inc., Citigroup Global Markets Inc., Superholdco and AMI.

          "Gentek" is defined in the preamble.

          "Holdings" is defined in the preamble.

          "Initial Lenders" means UBS and Citigroup.

          "Investcorp Investor Group" means, collectively, Investcorp, certain affiliated entities and other international investors.

          "Joint Lead Arrangers" is defined in the preamble.

          "Lenders" is defined in the preamble.

          "New Lenders" means the Lenders other than the Original Lenders.

          "Original Collateral" is defined in the recitals hereto.

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          "Original Collateral Documents" is defined in the recitals hereto.

          "Original Credit Agreement" is defined in the recitals hereto.

          "Original Lenders" is defined in the recitals hereto.

          "Original Term Loans" is defined in the recitals hereto.

          "Recapitalization" is defined in the recitals hereto.

          "Second Amended and Restated Credit Agreement" is defined in Article
II.

          "Syndication Agent" is defined in the preamble.

          "UBS" means UBS Loan Finance LLC.

          "U.S. Administrative Agent" is defined in the preamble.

          "U.S. Borrower" is defined in the preamble.

          SECTION 1.2 Other Definitions. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Second Amended and Restated Credit Agreement shall have such meanings when used in this Amendment.

                                   ARTICLE II

                        SECOND AMENDMENT AND RESTATEMENT
                          OF ORIGINAL CREDIT AGREEMENT

          On the Amendment Effective Date, the Original Credit Agreement shall be and is hereby amended and restated to read in its entirety as set forth in Annex I hereto (as set forth in such Annex I, the "Second Amended and Restated Credit Agreement"), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect. The rights and obligations of the parties to the Original Credit Agreement with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement.

                                  ARTICLE III

                      CONDITIONS PRECEDENT TO EFFECTIVENESS

          This Amendment shall become effective upon, and the obligations of the Lenders and, if applicable, each Issuer to fund the initial Credit Extension under the Second Amended and Restated Credit Agreement shall be subject to the prior or concurrent, satisfaction of each of the conditions precedent set forth in this Article III; provided that each condition precedent set forth in this
Article III that can only be satisfied upon the funding of the initial Credit Extension under the Second Amended and Restated Credit Agreement shall be deemed to be satisfied immediately prior to such funding, provided that all other actions or events required to have been taken or to have occurred in order for such condition to be satisfied shall have been taken or have

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occurred at or prior to such time and that all other actions and events required not to have occurred in order for such condition to be satisfied shall not have occurred at or prior to such time (the first date as of which each such condition has been satisfied being herein called the "Amendment Effective
Date").

          SECTION 3.1 Structure, Terms etc. The structure, terms and conditions of the Transactions shall not have changed from those described in the Commitment Letter in a manner that is materially adverse to the Lenders.

          SECTION 3.2 Counterparts and Lender Consents. The Administrative Agents shall have received counterparts hereof executed on behalf of (a) the Borrowers, (b) Holdings, (c) Superholdco, (d) the Original Lenders required pursuant to the terms of the Original Credit Agreement to permit the amendments and other modifications thereto provided for herein, (e) to the extent they are not Original Lenders, the New Lenders and (f) the Administrative Agents.

          SECTION 3.3 Resolutions, etc. The Administrative Agents shall have received from each Obligor, as applicable, (i) a copy of a good standing certificate (or the equivalent under local law), dated a date reasonably close to the Amendment Effective Date, for each such Person and (ii) a certificate, dated the Amendment Effective Date, duly executed and delivered by such Person's Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

          (a) resolutions of each such Person's Board of Directors (or other managing body) then in full force and effect authorizing, to the extent relevant, the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

          (b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person (each, an "Authorized Officer"); and

          (c) as to the full force and validity of each Organic Document of such Person and, with respect to Superholdco, each of the Borrowers and the Guarantors;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

          SECTION 3.4 Equity Investment. The Equity Investment shall have been consummated or shall be consummated simultaneously with or immediately following the Amendment Effective Date in accordance, in all material respects, with the Stock Purchase Agreement and all other related documentation without amendment, modification or waiver thereof which is materially adverse to the Lenders (as reasonably determined by the Joint Lead Arrangers), without the prior consent of the Joint Lead Arrangers, such consent not to be unreasonably withheld.

SECTION 3.5 Parentholdco Notes Placement. The Parentholdco Notes shall have been issued on the terms and conditions as described in the term sheet delivered to the Ini-

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tial Lenders on December 6, 2004 (and there shall have been no changes therefrom that are materially adverse to the Initial Lenders) and such issuance shall have generated gross cash proceeds of not less than $75.0 million.

          SECTION 3.6 Pro Forma Debt Ratio. The Initial Lenders shall have received reasonably satisfactory evidence (including an officers' certificate accompanied by satisfactory supporting schedules and other data) that the ratio of (i) pro forma consolidated net debt of Parentholdco minus cash and Cash Equivalent Investments on U.S. Borrower's balance sheet at a date as close as reasonably practicable to the Amendment Effective Date hereof and (ii) pro forma consolidated net debt of U.S. Borrower minus cash and Cash Equivalent Investments on U.S. Borrower's balance sheet at the Amendment Effective Date, as the case may be, to pro forma EBITDA (as defined in the Second Amended and Restated Credit Agreement, as adjusted in the manner described in Schedule 1 hereto) of U.S. Borrower and its subsidiaries, in each case after giving effect to the Transactions for the trailing twelve months ended November 30, 2004, or such later date for which financial statements are available, was not greater than 5.3:1 and 2.6:1, respectively.

          SECTION 3.7 No Litigation. There shall not be any pending or threatened litigation or other proceedings (private or governmental) with respect to any of the Transactions which could reasonably be expected to result in a Material Adverse Change or have a material adverse effect on any rights and remedies of any Agent or Lender or legality or enforceability of any provision of any Loan Document.

          SECTION 3.8 No Change of Control Litigation. There shall not have been commenced or threatened in writing any action, suit or proceeding with respect to the "Change of Control" covenants under the Senior Subordinated Note Indenture and the Superholdco Senior Discount Note Indenture.

          SECTION 3.9 Amendment Effective Date Certificate. The Administrative Agents shall have received an Amendment Effective Date Certificate, dated the Amendment Effective Date and duly executed and delivered by an Authorized Officer of Holdings and each Borrower, in which certificate each of Holdings and the Borrowers shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of such Person as of such date and, at the time such certificate is delivered such statements shall in fact be true and correct. All material documents and agreements required to be appended to the Amendment Effective Date Certificate shall be in form and substance reasonably satisfactory to the Administrative Agents.

          SECTION 3.10 Delivery of Notes. The Administrative Agents shall have received, for the account of each Lender that has requested in writing two Business Days prior to the Amendment Effective Date a Note or Notes, such Lender's Note or Notes duly executed and delivered by an Authorized Officer of the U.S. Borrower or the Canadian Borrower, as applicable.

          SECTION 3.11 Closing Fees, Expenses, etc. The Administrative Agents shall have received for their respective accounts, or for the account of each Lender, all fees, costs and expenses due and payable on or prior to the Amendment Effective Date, including without limitation, the fees, costs and expenses due pursuant to Section 5.4 of this Amendment, Section 3.3.1

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of the Original Credit Agreement and, to the extent then invoiced, Section 12.3 of the Original Credit Agreement.

          SECTION 3.12 No Material Adverse Change. Since December 31, 2003, there has been no event, circumstance, change, condition, development or occurrence, either individually or in the aggregate with all other events, circumstances, changes, conditions, developments or occurrences, that UBS or Citigroup determines has had or could reasonably be expected to have a material adverse effect on the assets, liabilities, results of operations, financial condition or business of Superholdco and its Subsidiaries, taken as a whole (any such event, circumstance, change, condition, development or occurrence a "Material Adverse Change"); provided, that none of the following shall, in any case, be deemed to constitute a "Material Adverse Change," nor shall any of the following be considered in determining whether a "Material Adverse Change" has occurred: (A) changes (x) in economic, financial market, regulatory or political conditions generally or (y) generally affecting the building products/siding and windows industry or principal markets in which Superholdco or any of its Subsidiaries conducts business that, in the case of clause (y), do not adversely affect Superholdco and its Subsidiaries, taken as a whole, disproportionately to other companies in the building products/siding and windows industry, (B) changes in laws, rules, regulations or orders of any Governmental Entity (as defined in the Stock Purchase Agreement) or interpretations thereof by any Governmental Entity (as defined in the Stock Purchase Agreement) or changes in accounting requirements or principles, (C) the announcement or pendency of the transactions contemplated by the Stock Purchase Agreement, (D) the consummation of the transactions contemplated the Stock Purchase Agreement or any actions by any of the Parties (as defined in the Stock Purchase Agreement) or Superholdco taken pursuant to the Stock Purchase Agreement or in connection with the transactions contemplated thereby, (E) conduct of Superholdco or any of its Subsidiaries (as defined in the Stock Purchase Agreement) that is (x) not prohibited under Section 6.3 of the Stock Purchase Agreement or (y) prohibited under Section 6.3 of the Stock Purchase Agreement for which Purchasers (as defined in the Stock Purchase Agreement) gave or failed to give consent in accordance with Section 6.3 of the Stock Purchase Agreement, (F) any natural disaster or any act of terrorism, sabotage, military action or war (whether or not declared) or any escalation or worsening thereof; in each case, which do not adversely affect Superholdco and its Subsidiaries (as defined in the Stock Purchase Agreement), taken as a whole, disproportionately to other Persons affected thereby.

          SECTION 3.13 Solvency Certificate. The Administrative Agents shall have received, with counterparts for each Lender (which each applicable Administrative Agent shall furnish to each applicable Lender promptly upon receipt thereof), a certificate duly executed and delivered by the chief financial or accounting Authorized Officer of the U.S. Borrower, dated the Amendment Effective Date, in the form of Exhibit I to the Second Amended and Restated Credit Agreement.

          SECTION 3.14 Fairness Opinion. UBS, Citigroup and the Lenders shall have received a fairness opinion delivered by an independent evaluation firm with respect to the Transactions in substantially identical form to the draft letter delivered to the Initial Lenders on November 30, 2004.

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

          SECTION 3.15 Security and Pledge Agreements

          (a) The Administrative Agents shall have received, with counterparts for each Lender, (i) the Superholdco Security and Pledge Agreement, dated as of the Amendment Effective Date and duly executed and delivered by an Authorized Officer of Superholdco, in form and substance satisfactory to the U.S. Administrative Agent and (ii) the Deposit Account Control Agreement (as defined in the Superholdco Security and Pledge Agreement), dated as of the Amendment Effective Date and duly executed and delivered by an Authorized Officer of Superholdco, in form and substance satisfactory to the U.S. Administrative Agent.

          (b) The Administrative Agents shall have received an Officer's Certificate executed by an Authorized Officer of each Borrower either confirming that there has been no material change in the information provided in each Perfection Certificate previously delivered to the Administrative Agents or identifying such changes and (y) certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agents, dated a date reasonably near to the Amendment Effective Date, listing all effective financing statements (filed after the date of the last such search report provided to the Administrative Agents pursuant to the Original Credit Agreement) which name each such Obligor as the debtor and which are filed in the jurisdictions specified in the Perfection Certificates, together with copies of such financial statements (none of which shall cover collateral described in any Loan Document except to the extent constituting Permitted Liens.

          (c) The Administrative Agents shall be reasonably satisfied that (i) each of the Liens granted to the Administrative Agents, for the benefit of the Secured Parties in the collateral described in clauses (a) and (b) above is a first priority (or local equivalent thereof) security interest subject only to Permitted Liens; and (ii) no Liens exist on any of the Collateral described above other than the Lien created in favor of an Administrative Agents for the benefit of the Secured Parties, pursuant to a Loan Document and Permitted Liens.

          SECTION 3.16 Compliance with Laws, Approvals etc. Holdings, U.S. Borrower and their subsidiaries are in compliance with all applicable material foreign and U.S. federal, state and local laws and regulations (including but not limited to ERISA, margin regulations and environmental laws) except to the extent that the failure to be in compliance would not have a Material Adverse Effect. All material governmental, shareholder and third party consents and approvals necessary in connection with the consummation of the Equity Investment and other transactions contemplated hereby, have been duly obtained.

          SECTION 3.17 Opinions of Counsel. The Administrative Agents shall have received opinions, each dated the Amendment Effective Date from (a) White & Case LLP, U.S. counsel to the Obligors, in form and substance reasonably satisfactory to the Administrative Agents and addressed to the Administrative Agents and all Lenders, (b) from White & Case LLP, U.S. counsel to the Obligors, addressed to the Joint Lead Arrangers and all Lenders substantially in the form previously delivered to the Joint Lead Arrangers and addressing that the consummation of the Equity Investment will not trigger a "Change of Control" under the Senior

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Subordinate Note Indenture and the Superholdco Senior Discount Note Indenture,
(c) WeirFoulds LLP, Canadian counsel to the Obligors, in form and substance reasonably satisfactory to the Administrative Agents and addressed to the Administrative Agents and all Lenders and (d) such other counsel to the Obligors as the Administrative Agents may reasonably request, in each case, in form and substance reasonably satisfactory to the Administrative Agents and addressed to the Administrative Agents and all Lenders. The Administrative Agents shall have received a copy of an opinion of Gibson, Dunn & Crutcher LLP, counsel to Investcorp Investor Group, addressed to Investcorp Investor Group, substantially in the form previously delivered to the Joint Lead Arrangers (it being understood that the Lenders shall not be entitled to rely on such legal opinion), addressing that the consummation of the Equity Investment will not trigger a "Change of Control" under the Senior Subordinated Note Indenture and the Superholdco Senior Discount Note Indenture.

          SECTION 3.18 Delivery of Affirmation and Acknowledgment. The Administrative Agents shall have received a letter of affirmation and acknowledgment, dated as of the Amendment Effective Date and substantially in the form of Annex IV hereto, duly executed and delivered by each Obligor (other than Holdings and the U.S. Borrower) that is a party to a Loan Document which was executed and delivered pursuant to the Original Credit Agreement.

          SECTION 3.19 Accuracy of Representations and Warranties, No Defaults, etc. At the Amendment Effective Date and after giving effect to the initial Credit Extension (i) the representations and warranties set forth in each Loan Document and in Article IV herein shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate to a specified earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no Default shall have then occurred and be continuing.

          SECTION 3.20 Superholdco Guaranty. The Administrative Agents shall have received, with counterparts for each Lender, the Superholdco Guaranty, dated as of the Amendment Effective Date and duly executed and delivered by an Authorized Officer of Superholdco, in form and substance satisfactory to the U.S. Administrative Agent.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.1 Representations and Warranties. In order to induce the Lenders signatories hereto to enter into this Amendment and to consent to the modifications to the Original Credit Agreement provided for herein, each of Holdings and each Borrower hereby represents and warrants to all Lenders that the representations and warranties contained in Article VI of the Second Amended and Restated Credit Agreement are true and correct in all material respects as of the Amendment Effective Date after giving effect to this Amendment with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and additionally represents and warrants unto each Agent and each Lender as set forth in this Article IV.

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          SECTION 4.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by Holdings and each Borrower and each other Obligor of this Amendment and each other Loan Document executed or to be executed by it in connection with this Amendment, each such Obligor's participation in the consummation of all aspects of the Transactions and the execution, delivery and performance by each other Obligor of each Loan Document (including this Amendment) executed or to be executed by it in connection with this Amendment and the agreements executed and delivered by it in connection with the Transactions are within each such Person's corporate, partnership or limited liability company powers, as the case may be, have been duly authorized by all necessary corporate, partnership or limited liability company action, as the case may be, and, except as disclosed in Item 6.2 of the Disclosure Schedule, do not (i) contravene any (A) Obligor's Organic Documents, (B) material contractual restriction binding on or affecting any Obligor, (C) court decree or order binding on or affecting any Obligor or (D) material law or governmental regulation binding on or affecting any Obligor, or (ii) result in, or require the creation or imposition of, any Lien on any Obligor's properties, except pursuant to the terms of a Loan Document or as otherwise permitted by the Second Amended and Restated Credit Agreement.

          SECTION 4.3 Government Approval, etc. No material authorization or approval or other action by, and no material notice to or filing with, any Governmental Authority or other Person (other than those (x) that have been, or on the Amendment Effective Date, will be, or, in the case of Filing Statements delivered on the Amendment Effective Date, will be within 10 days after the Amendment Effective Date, duly obtained or made and which are, or on the Amendment Effective Date will be, or, in the case of Filing Statements delivered on the Amendment Effective Date, will be within 10 days after the Amendment Effective Date, in full force and effect and (y) that are contemplated or required to be made after the Amendment Effective Date in accordance with the terms of the Loan Documents and the Transactions Documents) is required for (i) the due execution, delivery or performance by any Obligor of any Loan Document to which it is a party or (ii) the due execution, delivery and/or performance by any Obligor of the Transactions Documents to which each is a party, or (iii) the conduct of the business of the U.S. Borrower and its Subsidiaries as currently conducted following the Amendment Effective Date.

          SECTION 4.4 Validity, etc. This Amendment and the Second Amended and Restated Credit Agreement constitute legal, valid and binding obligations of Holdings and the Borrowers enforceable in accordance with their terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

          SECTION 4.5 Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Original Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment

          (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (as such term is defined in the Original Credit Agreement), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

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          (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens other than the actions required by Section 7.1.11 of the Second Amended and Restated Credit Agreement.

          SECTION 4.6 Solvency. On the Amendment Effective Date, after giving effect to this Amendment and the Transactions, each of Holdings and each other Obligor (taken together) are Solvent.

          SECTION 4.7 Stock Purchase Agreement. All representations and warranties made by Holdings and, to the knowledge of Holdings and its Subsidiaries, each other party to the Stock Purchase Agreement were true and correct in all respects as of the date such representations and warranties were made, and, as of the date hereof, no default has occurred and is continuing under the Stock Purchase Agreement, except to the extent any such default or any failure of any such representation and warranty to be true and correct could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

          SECTION 4.8 No Default. Both immediately before and after giving effect to this Amendment, no Default has occurred and is continuing as of the Amendment Effective Date.

          SECTION 4.9 Accuracy of Information. None of the factual information heretofore or contemporaneously furnished in writing to any Agent or any Lender by or on behalf of any Obligor in connection with this Amendment or any other Loan Document or any transaction contemplated hereby or thereby (including the Transactions), taken as a whole, contains any untrue statements of material fact, or omits to state any material facts necessary in either case to make such information taken as a whole not materially misleading in light of the circumstances under which such information was provided and no other factual information hereafter furnished in connection with this Amendment or any other Loan Document by or on behalf of any Obligor, or to any Agent or any Lender will contain any untrue statements of material fact or will omit to state any material facts in either case necessary to make such information taken as a whole not materially misleading on the date as of which such information is dated or certified in light of the circumstances under which such information was provided. Notwithstanding the foregoing, all financial projections that have been or are hereafter made available to any Lender or any of the Agents by Holdings or any of its Subsidiaries or any of their respective representatives in connection with the transactions contemplated hereby (the "Projections") (including the Projections included in the bank memorandum furnished to the Lenders with respect to the Borrowers and the other Obligors and the pro forma balance sheet) have been or, in the case of the Projections made available after the date hereof, will be prepared in good faith based upon assumptions believed by Holdings and its Subsidiaries to be reasonable at the time such assumptions were made (it being recognized by each of the Lenders and the Agents, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections will probably differ from the projected results and such differences may be material).

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

          SECTION 5.1 No Other Amendments; References to the Credit Agreement. Other than as specifically provided herein or in the Second Amended and Restated Credit Agreement, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Lenders under (and as defined in) the Original Credit Agreement or any other Loan Document (as such term is defined in the Original Credit Agreement) or of any other term or condition of the Original Credit Agreement or any other Loan Document (as such term is defined in the Original Credit Agreement) nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Second Amended and Restated Credit Agreement. All references to the Original Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment Effective Date be deemed to refer to the Second Amended and Restated Credit Agreement, and, as used in the Second Amended and Restated Credit Agreement, the terms "Agreement," "herein," "hereafter," "hereunder," "hereto" and words of similar import shall mean, from and after the Amendment Effective Date, the Second Amended and Restated Credit Agreement.

          SECTION 5.2 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

          SECTION 5.3 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 5.4 Expenses. The Borrowers agree to pay promptly (and in any event on the Closing Date) after presentation of an invoice therefor all reasonable out-of-pocket expenses of the Agents (including the reasonable fees and out-of-pocket expenses of one counsel to the Agents (and of local counsel, if any, who may be retained by such counsel)) in connection with the preparation, negotiation, execution and delivery of this Amendment, the Second Amended and Restated Credit Agreement, each other Loan Document and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agents.

          SECTION 5.5 Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

          SECTION 5.6 Cooperation; Other Documents. At all times following the execution of this Amendment, the Obligors party hereto shall execute and deliver to the Lenders and the Agents, or shall cause to be executed and delivered to the Lenders and the Agents, and shall do or cause to be done all such other acts and things as the Lenders and the Agents may reasonably deem to be necessary or desirable to assure the Lenders and the Agents of the benefit of this Amendment (including the Second Amended and Restated Credit Agreement), the other Loan Documents and each other document relating to this Amendment.

          SECTION 5.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK AND RULE 327(B) OF THE NEW YORK CIVIL PRACTICE LAW AND RULES).

          SECTION 5.8 Acknowledgments. The undersigned hereby (i) expressly acknowledges the terms of the Second Amended and Restated Credit Agreement, (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned and (iii) acknowledges renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, including with respect to the obligations of the Borrowers as modified by the Second Amended and Restated Credit Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the date and year first above written.

                                         ASSOCIATED MATERIALS INCORPORATED,
                                         as U.S. Borrower

                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:


                                         GENTEK BUILDING PRODUCTS LIMITED,
                                         as Canadian Borrower

                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:


                                         AMH HOLDINGS INC.,
                                         as a Guarantor

                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:

                                         ASSOCIATED MATERIALS HOLDINGS INC.,
                                         as a Guarantor

                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:

                                         GENTEK HOLDINGS, INC.,
                                         as a Guarantor

                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:

                                         GENTEK BUILDING PRODUCTS INC.,
                                         as a Guarantor

                                         By:
                                            -----------------------------------
                                             Name:

                                             Title:


                                         ALSIDE INC.,
                                         as a Guarantor

                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:

                                         UBS AG, STAMFORD BRANCH,
                                         as the U.S. Administrative Agent


                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:

                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:


                                         CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as the Canadian Administrative Agent


                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:

                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:


                                         CITIGROUP GLOBAL MARKETS INC., as the
                                         Syndication Agent


                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:


                                         GENERAL ELECTRIC CAPITAL CORPORA-
                                         TION,
                                         as Co-Documentation Agent


                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:

                                         NATIONAL CITY BANK,
                                         as Co-Documentation Agent


                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:


                                                               ,
                                         as a Lender

                                         By:
                                            -----------------------------------
                                             Name:
                                             Title: